UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2005

Sunset Financial Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32026	16-1685692
(Commission File Number)	(IRS Employer Identification No.)

10245 Centurion Parkway North, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 425-4099

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On March 11, 2005, Sunset Financial Resources, Inc. (“Sunset”) announced financial results for the three months and fiscal year ended December 31, 2004. A copy of the press release announcing Sunset’s earnings results for three months and twelve months ended December 31, 2004 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit 99.1	Press Release dated March 11, 2005 regarding the Registrant’s financial and operating results for the three months and fiscal year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005

SUNSET FINANCIAL RESOURCES, INC.

By:	/s/ John Bert Watson
John Bert Watson
President and Chief Executive Officer

EXHIBIT INDEX

Item Number	Description
99.1	Press Release dated March 11, 2005 regarding the Registrant’s financial and operating results for the three months and fiscal year ended December 31, 2004.